UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 31, 2012

NeoMagic Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22009	77-0344424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2372-A Qume Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (408) 428-9725

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Resignation of Vice President of Finance and Principal Accounting Officer Charlotte Willson

On February 21, 2012, Charlotte Willson, requested a personal leave of absence from her role as Vice President, Finance and Administration of NeoMagic Corporation (the “Company”), and in accordance with the Company’s policies went on personal leave of absence.

Effective August 31, 2012, The Company decided not to extend Ms. Willson’s personal leave of absence.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMagic Corporation
(Registrant)

Date:	August 31, 2012	/s/ Syed Zaidi
SYED ZAIDI
President and Chief Executive Officer